                                        AMENDING DEED
                                        ISDA MASTER AGREEMENT

                                        WESTPAC BANKING CORPORATION
                                        ABN 33 007 457 141

                                        PERPETUAL TRUSTEES AUSTRALIA LIMITED
                                        ABN 86 000 431 827

                                        and

                                        ME PORTFOLIO MANAGEMENT LIMITED
                                        ABN 79 005 964 134

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TABLE OF CONTENTS

1 DEFINITIONS AND INTERPRETATION                                               3

2 AMENDMENTS TO THE MASTER AGREEMENT                                           4

  2.1   Amendments to the Schedule to the Master Agreement for SMHL Global
        Fund No. 8                                                             4
  2.2   Amendments not to affect validity, rights, obligations                 4
  2.3   Acknowledgment                                                         4

3 GENERAL                                                                      4

  3.1   Governing law and jurisdiction                                         4
  3.2   Attorneys                                                              4
  3.3   Counterparts                                                           4

                                                                               2

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THIS AMENDING DEED

          is made on ______________ 2005 between the following parties:

          1.   WESTPAC BANKING CORPORATION
               ABN 33 007 457 141
               of Level 3, 255 Elizabeth Street, Sydney, New South Wales
               (PARTY A)

          2.   PERPETUAL TRUSTEES AUSTRALIA LIMITED
               in its capacity as trustee of the Trusts
               ABN 86 000 431 827
               of Level 7, 39 Hunter Street, Sydney, New South Wales
               (PARTY B)

          3.   ME PORTFOLIO MANAGEMENT LIMITED
               in its capacity as manager of the Trusts
               ABN 79 005 964 134
               of Level 23, 360 Collins Street, Melbourne, Victoria
               (PARTY C)

RECITALS

          A.   Party B is a trustee of trusts known as Superannuation Members'
               Home Loans Trusts (the TRUSTS) and Party C is a manager of the
               Trusts.

          B.   The parties entered into an ISDA Master Agreement dated 29 March
               2001 (including all schedules and annexures) (MASTER AGREEMENT)
               in respect of the Trusts.

          C.   Section 9(b) of the Master Agreement permits the parties to amend the Master Agreement (which includes the Schedule) and the parties have complied with Section 9(b) of the Master Agreement in respect of the amendments to be effected by this deed.

          D.   The parties wish to amend the Master Agreement in the manner set out in this deed.

THIS DEED WITNESSES

               that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

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1    DEFINITIONS AND INTERPRETATION

          In this deed:

          (a)  EFFECTIVE DATE means, in relation to the amendments in clause
               2.1(a), the date on which the securitisation fund known as "SMHL
               Global Fund No. 8" is established; and

          (b)  a word or phrase (except as otherwise provided) defined in the
               Master Agreement has the same meaning as in the Master Agreement.

                                                                               3

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2    AMENDMENTS TO THE MASTER AGREEMENT

     2.1  AMENDMENTS TO THE SCHEDULE TO THE MASTER AGREEMENT FOR SMHL GLOBAL
          FUND NO. 8

          (a)  In relation to SMHL Global Fund No. 8 only, the Schedule to the
               Master Agreement is amended as shown in Schedule 1 by:

               (1)  deleting the text which is struck through in Schedule 1; and

               (2)  inserting the text which is underlined in Schedule 1.

          (b)  The amendments in clause 2.1(a) take effect in respect of any
               Transaction entered into after the date of this deed, unless the parties otherwise expressly agree.

          (c)  The amendments to the Master Agreement in clause 2.1(a) take effect from the Effective Date.

     2.2  AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

          (a)  An amendment to the Master Agreement does not affect the validity or enforceability of the Master Agreement.

          (b)  Nothing in this deed:

               (1)  prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Master Agreement
                    before the date of this deed; or

               (2)  discharges, releases or otherwise affects any liability or obligation arising under the Master Agreement before the
                    date of this deed.

     2.3  ACKNOWLEDGMENT

          Each party acknowledges that this deed is issued in accordance with the Master Agreement.

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3    GENERAL

     3.1  GOVERNING LAW AND JURISDICTION

          (a)  This deed is governed by the laws of New South Wales.

          (b)  The parties irrevocably submit to the non-exclusive jurisdiction of the courts of New South Wales.

     3.2  ATTORNEYS

          Each of the Attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

     3.3  COUNTERPARTS

          (a)  This deed may be executed in any number of counterparts.

          (b)  All counterparts, taken together, constitute one instrument.

          (c)  A party may execute this deed by signing any counterpart.

                                                                               4

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4    LIMITATION OF LIABILITY

          (a)  Party B enters into this agreement only in its capacity as trustee of each relevant Fund established under the Master Trust
               Deed from time to time and in no other capacity. A liability arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the assets of the Fund out of which
               Party B is actually indemnified for the liability. This
               limitation of Party B's liability applies despite any other provision of this Agreement (except as noted in this clause 4)
               and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct,
               omission, agreement or transaction related to this Agreement.

          (b)  The parties other than Party B may not sue Party B in any capacity other than as trustee of the relevant Fund or seek the appointment of a receiver (except in relation to the assets of the Fund), a liquidator, an administrator or any similar person to Party B or prove in any liquidation, administration or
               arrangement of or affecting Party B (except in relation to the assets of the Fund).

          (c)  The provisions of this clause 4 shall not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed or by operation of law there is a reduction in the extent of Party B's indemnification out of the assets of the relevant Fund, as a result of Party B's fraud, negligence or Wilful Default.

          (d)  It is acknowledged that Party C is responsible under the Master
               Trust Deed for performing a variety of obligations relating to the Funds, including under this Agreement. No act or omission of
               Party B (including any related failure to satisfy its obligations or breach of representation or warranty under this Agreement)
               will be considered fraud, negligence or Wilful Default of Party B for the purpose of paragraph (c) of this clause 4 to the extent to which the act or omission was caused or contributed to by any failure by Party C or any other person to fulfil its obligations relating to the Funds or by any other act or omission of Party C or any other person.

          (e)  Party B is not obliged to do or refrain from doing anything under this Agreement (including incurring any liability) unless Party
               B's liability is limited in the same manner as set out in
               paragraphs (a) to (c) of this clause 4.

          (f)  No attorney, agent, receiver or receiver and manager appointed in accordance with this Agreement has authority to act on behalf of
               Party B in a way which exposes Party B to any personal liability and no act or omission of any such person will be considered fraud, negligence or Wilful Default of Party B for the purpose of paragraph (c) of this clause 4.

                                                                               5

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EXECUTED AS A DEED:

SIGNED SEALED AND DELIVERED for
WESTPAC BANKING CORPORATION
by its attorney in the
presence of:

-----------------------------------          -----------------------------------
Witness                                      Attorney

-----------------------------------          -----------------------------------
Name (please print)                          Name (please print)

SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the
presence of:

-----------------------------------          -----------------------------------
Witness                                      Attorney

-----------------------------------          -----------------------------------
Name (please print)                          Name (please print)

SIGNED SEALED AND DELIVERED for
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney in the
presence of:

-----------------------------------          -----------------------------------
Witness                                      Attorney

-----------------------------------          -----------------------------------
Name (please print)                          Name (please print)

                                                                               6

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SCHEDULE 1 - AMENDMENTS TO THE SCHEDULE TO THE MASTER AGREEMENT

(Clause 2.1)

                                                                               7

                                    SCHEDULE
                                     TO THE
            MASTER AGREEMENT (1992 ISDA MULTI-CURRENCY CROSS BORDER)
                                (THE "AGREEMENT")

                            DATED AS OF 29 MARCH 2001

                                     BETWEEN
           WESTPAC BANKING CORPORATION ABN 33 007 457 141 ("PARTY A")
                                       AND

                PERPETUAL TRUSTEES AUSTRALIA LIMITED ("PARTY B")
                               ABN 86 000 431 827

           In its capacity as trustee of various Origination Funds and
       Securitisation Funds from time to time established under the Master
                       Trust Deed and nominated to Party A

                                       AND

                   ME PORTFOLIO MANAGEMENT LIMITED ("PARTY C")
                               ABN 79 005 964 134

           In its capacity as manager of various Origination Funds and
       Securitisation Funds from time to time established under the Master
                       Trust Deed and nominated to Party A

PART 1. TERMINATION PROVISIONS

(a)  "SPECIFIED ENTITY" means in relation to Party A for the purposes of:

     Section 5(a)(v):   Nil
     Section 5(a)(vi):  Nil
     Section 5(a)(vii): Nil
     Section 5(b)(iv):  Nil

     and in relation to Party B for the purposes of:

     Section 5(a)(v):   Nil
     Section 5(a)(vi):  Nil
     Section 5(a)(vii): Nil
     Section 5(b)(iv):  Nil

(b)  "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c)  The following provisions of Section 5 will not apply to Party A or Party B:

     (i)  Section 5(a)(ii)    Section 5(a)(v)      Section 5(b)(iii)
          Section 5(a)(iii)   Section 5(a)(vi)     Section 5(b)(iv)
          Section 5(a)(iv)    Section 5(a)(viii)

     (ii) Section 5(b)(ii) will not apply to Party A as the Affected Party
          (subject to Part 5.2(p) of this Schedule).

(d)  The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An
     Insolvency Event (as defined in the Relevant Security Trust Deed) has occurred in respect of Party A (which will be the Defaulting Party) or
     Party B (which will be the Defaulting Party)". The occurrence of an
     Insolvency Event (as defined in the Relevant Security Trust Deed) in respect of Party B in its personal capacity will not constitute an Event of
     Default provided that within 120 Business Days of that occurrence, Party A,
     Party B and Party C are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the

                                                                               8

     rating of the Notes, and Party A and Party B agree to execute such a novation agreement in standard AFMA form agreed between the parties.

(e)  "AUTOMATIC EARLY TERMINATION" - The provisions of Section 6(a) will not apply to Party A nor to Party B.

(f)  PAYMENTS ON EARLY TERMINATION - For the purpose of Section 6(e) of this
     Agreement: -

     (i)  Market Quotation will apply.

     (ii) The Second Method will apply.

(g)  "TERMINATION CURRENCY" means Australian Dollars

(h)  ADDITIONAL TERMINATION EVENT means:

     (i)  Party B must, at the direction of Party C, terminate this Agreement if it becomes obliged to make a withholding or deduction in respect of any Bonds or Notes and the Bonds or Notes are redeemed as a result
          (and Party B is the Affected Party); and

     (ii) Party B must, at the direction of Party C, terminate this Agreement if
          Party A breaches Part 5.2(o) (and Party A is the Affected Party);

(i)  TRANSFER TO AVOID TERMINATION EVENT. In section 6(b)(ii), after the words
     "another of its Offices or Affiliates" on the seventh line add "(in respect of which the Rating Agencies confirm that the transfer will not cause a reduction or withdrawal of the ratings for the Bonds or Notes, if any)".

PART 2. TAX REPRESENTATIONS

(a)  PAYER REPRESENTATIONS - For the purpose of Section 3(e), Party A and Party
     B each make the representation specified below:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i)  the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement,

     (ii) the satisfaction of the agreement of the other party contained in
          Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
          Section 4(a)(i) or 4(a)(iii) of this Agreement; and

     (iii) the satisfaction of the agreement of the other party contained in
          Section 4(d) of this Agreement,

     PROVIDED that it shall not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)  PAYEE TAX REPRESENTATIONS - For the purpose of Section 3(f) of this
     Agreement:

     Party A and Party B represents that it is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

PART 3. DOCUMENTS TO BE DELIVERED

For the purposes of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-

(a)  Tax forms, documents or certificates to be delivered are:

                                                                               9

PARTY REQUIRED TO                                                            DATE BY WHICH DOCUMENT
DELIVER DOCUMENT                 FORM/DOCUMENT/CERTIFICATE                      TO BE DELIVERED
-----------------   --------------------------------------------------   ------------------------------

Parties A & B       Any document or certificate reasonably required or   As soon as reasonably
                    reasonably requested by a party in connection with   practicable following a
                    its obligations to make a payment under this         request by the other party.
                    Agreement which would enable that party to make
                    the payment free from any deduction or withholding
                    for or on account of Tax or as would reduce the
                    rate at which deduction or withholding for or on
                    account of Tax is applied to that payment.

(b)  Other documents to be delivered are:

PARTY REQUIRED TO                                                            DATE BY WHICH DOCUMENT
DELIVER DOCUMENT                 FORM/DOCUMENT/CERTIFICATE                      TO BE DELIVERED
-----------------   --------------------------------------------------   ------------------------------

Parties A, B and    A list of authorised signatories for the party and   At the execution of this
C                   evidence satisfactory in form and substance to the   Agreement and thereafter
                    other party of the authority of the authorised       promptly upon any change in
                    signatories of the party to execute this Agreement   authorised persons or upon
                    and each Confirmation on behalf of the party.        request.

Party A             A copy of the most recent annual report of the       Upon reasonable request by
                    party containing consolidated financial              Party B or Party C.
                    statements, certified by independent public
                    accountants and prepared in accordance with
                    accounting principles that are generally accepted
                    in the country which Party A is organised, and
                    such other public information respecting its
                    condition or operations, financial or otherwise,
                    as the other party may reasonably request from
                    time to time.

Party C             Copies of any reports or accounts relating to any    Upon reasonable request by
                    relevant Origination Fund or Securitisation Fund     Party A subject to not being
                    as are produced for distribution to Bondholders or   obliged to deliver any
                    Noteholders or presentation to the Board of          document if to do so would
                    Directors of Party C and such other information in   beach or infringe any law or
                    Party C's control regarding the financial            legally binding obligation or
                    condition and business operations of any relevant    restraint.
                    Origination Fund or Securitisation Fund as Party A
                    may reasonably require from time to time

Party C             A copy of the Master Trust Deed certified to be a    The date of this Agreement.
                    true copy by two authorised signatories of Party
                    C.

Party C             A copy of any document amending or varying the       Promptly upon any such
                    terms of the Master Trust Deed certified to be a     document becoming effective in
                    true copy by two authorised signatories of Party     accordance with its terms.
                    C.

Party C             A copy of the Relevant Security Trust Deed and       5 Local Business Days prior to
                    Information Memorandum relating to a                 the date of the first
                    Securitisation Fund certified to be a true copy by   Transaction made under this
                    two authorised signatories of Party C.               Agreement relating to that
                                                                         Securitisation Fund

Each of the foregoing documents is covered by the representation contained in
Section 3(d) of this Agreement.

                                                                              10

PART 4. MISCELLANEOUS

(a)  ADDRESSES FOR NOTICES - For the purpose of Section 12(a) of this
     Agreement:-

(i)  Address for notices or communications to Party A -

               Address :     Financial Markets Operations
                             Level 3, 255 Elizabeth Street
                             Sydney NSW 2000-10-05

               Attention:    Senior Manager, Global Derivatives Operations

               Telex No:     AA178147   Answeback: WBCTRS

               Facsimile No: (02) 9283 1724

(ii) Address for notices or communications to Party B:-

               Address:      Level 7, 9 Castlereagh Street,
                             Sydney NSW 2000

               Attention:    Manager - Securitisation

               Telephone:    (02) 9229 9000

               Facsimile No: (02) 9221 7870

(iii) Address for notices or communications to Party C:-

               Address:      Level 23, 360 Collins Street
                             Melbourne, Victoria 3000

               Attention:    Settlements Officer

               Telephone:    (03) 9605 6200

               Facsimile No. (613) 9605 6228

(b)  PROCESS AGENT - For the purpose of Section 13(c) of this Agreement:-

          Party A: Not Applicable

          Party B: Not applicable

          Party C: Not applicable

(c)  OFFICES - The provisions of Section 10(a) to this Agreement will not apply to this Agreement.

(d)  MULTIBRANCH PARTY - For the purposes of Section 10(c) of this Agreement:-

          Party A is not a Multibranch Party.

          Party B is not a Multibranch Party.

(e)  CALCULATION AGENT - The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)  CREDIT SUPPORT DOCUMENT - Details of any Credit Support Document:

     (i)  In relation to PARTY A: nil

     (ii) In relation to PARTY B and each Securitisation Fund: the Relevant
          Security Trust Deed relating to that Securitisation Fund (as the case may be)

                                                                              11

(g)  CREDIT SUPPORT PROVIDER - Credit Support Provider means:

     (i)  In relation to PARTY A: nil

     (ii) In relation to PARTY B: nil.

(h)  GOVERNING LAW - This Agreement will be governed by, and construed in accordance with the laws in force in the State of New South Wales and each party submits to the non-exclusive jurisdiction of the courts of that State without reference to choice of law doctrine. The provisions of Section
     13(b) will apply (mutatis mutandis) to this choice of governing law and submission of jurisdiction.

(i)  NETTING OF PAYMENTS.

     Subparagraph (ii) of Section 2(c) of this Agreement will not apply to the following Transactions or group of Transactions (in each case starting from the date of this Agreement).

     All Transactions being of the same type.

(J)  "AFFILIATE" will have the meaning specified in Section 14 of this
     Agreement. However, for the purpose of Section 3(c) each of Party A, Party
     B and Party C are deemed not to have any Affiliates.

PART 5. OTHER PROVISIONS

5.1  MODIFICATIONS TO THE AGREEMENT

(a)  SINGLE AGREEMENT: Section 1(c) is replaced with:

     "All Transactions are entered into in reliance on the fact that this Master
     Agreement and all Transactions (as evidenced by their Confirmations) form a single contract (collectively referred to as this "Agreement") and the parties would not otherwise enter into any Transactions. The entering into of each Transaction takes effect as an amendment to this Agreement (but no such amendment is effective to defeat or prejudice the operation of Section
     15)."

(b)  PAYMENTS: In Section 2:

     (i)  In Section 2(a)(i) add the following sentence:

          "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party".

     (ii) In Section 2(a)(ii) insert immediately after the words "freely transferable funds" the following words:

          ", free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement)".

     (iii) Insert new paragraphs (iv) and (v) in Section 2(a) immediately after
          Section 2(a)(iii) as follows:

          "(iv)The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment and delivery obligations under Section 2(a)(i) and has no future payment or delivery obligations, whether absolute or contingent under Section 2(a)(i).

          (v)  Where:

               (1)  payments are due pursuant to Section 2(a)(i) by Party A to
                    Party B (the "PARTY A PAYMENT") and by Party B to Party A
                    (the "PARTY B PAYMENT") on the same day; and

               (2)  the Relevant Security Trust Deed applicable to Party B's obligations and entitlement referred to in Section
                    2(a)(v)(1) has become, and remains at that time,
                    enforceable,

               then Party A's obligation to make the Party A Payment to Party B shall be subject to the condition precedent (which shall be an
               "applicable condition precedent" for the purpose of Section
               2(a)(iii)(3)) that Party A first receives either:

               (3)  the Party B Payment; or

                                                                              12

               (4)  confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B payment and
                    that funds are available to make that payment".

     (iv) Add the following new sentence to Section 2(b):

               "Each new account so designated must be in the same tax
               jurisdiction as the original account."

     (v)  Delete Section 2(d)(i)(4) and Section 2(d)(ii).

(c)  Section 3(a)(v) of this Agreement is modified by adding in the fourth line thereof the words "including without limitation in the case of Party A being an authorised deposit taking institution authorised to carry on banking business in the Commonwealth of Australia, Subsection 13A(3) of the
     Banking Act 1959 (Cth) and Section 86 of the Reserve Bank Act 1959 (Cth) or
     any amending or replacement legislation as may be in effect" after the word
     "generally".

(d)  ADDITIONAL REPRESENTATIONS: In Section 3 add the following immediately after paragraph (f):

     "(g) NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over or given any charge over any of its rights under this Agreement or any Transaction (other than, in respect of Party B, the Origination Funds or Securitisation Funds
          created pursuant to the Master Trust Deed and the charge given pursuant to the Relevant Security Trust Deed).

     (h)  CONTRACTING AS PRINCIPAL. Subject to Section 15, each Transaction has been entered into by that party:

               (i)  in the case of Party A, as principal and not otherwise; and

               (ii) in the case of Party B, in its capacity as trustee of the
                    Relevant Securitisation Fund and not otherwise.

     (i)  EXPERTISE:

          (i)  In the case of Party A, it has sufficient knowledge and expertise to enter into each Transaction and is relying on its own
               judgement and not on the advice of Party B.

          (ii) In the case of Party B, it relies on the knowledge, expertise and judgement of Party C in entering into each Transaction and does not rely on the advice of Party A."

(e)  ADDITIONAL COVENANT: In Section 4 add a new paragraph as follows:

     "(f) CONTRACTING AS PRINCIPAL. Subject to Section 15, Party A will enter into all Transactions as principal and not otherwise and Party B will enter into each Transaction in its capacity as trustee of an
          Origination Fund or Securitisation Fund constituted under the Master
          Trust Deed and not otherwise."

(f)  EVENT OF DEFAULT: Delete Section 5(a)(i) and insert instead:

     "(i) FAILURE TO PAY OR DELIVER: Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e)
          required to be made by it if such failure is not remedied:

          (1)  in respect of any Relevant Securitisation Fund which has "SMHL
               Global" included in its name, at or before 10.00am on the tenth
               Local Business Day after notice of such failure is given to the party;

          (2)  in respect of the Relevant Securitisation Fund (other than a
               Relevant Securitisation Fund which has "SMHL Global" included in its name), at or before 10.00am on the fifth Local Business Day after notice of such failure is given to the party;"

(g)  EARLY TERMINATION: In Section 6:

     (i)  Add the following sentence at the end of the first paragraph of
          Section 6(b)(ii):

          "However, if Party B is the Affected Party, then Party B will only be obliged to make such efforts to effect a transfer in accordance with this Section 6(b)(ii) as it is able to make by application of funds available for such application in accordance with the provisions of the Master Trust Deed".

     (ii) Add the following sentence at the end of the second paragraph of
          Section 6(b)(ii):

                                                                              13

          "so long as the transfer in respect of that Transaction would not lead to a rating downgrade, or rating withdrawal, of any rated debt of
          Party B that is secured under the Security Trust Deed. However, if
          Party A is that other party it must, if so requested by Party B, use reasonable efforts to make such a transfer to an Affiliate (as that expression is defined in Section 14) at the expense of Party B in its capacity as trustee of the relevant Origination Fund and the Relevant
          Securitisation Fund (as the case may be) and such expense will be an expense of the relevant Origination Fund and the Relevant
          Securitisation Fund (as the case may be).";

     (iii)Add the following sentence at the end of the last paragraph of Section
          6(b)(ii):

          "However, consent may be withheld if the other party considers that its credit exposure to the transferor would be adversely affected by the transfer."

(h)  Delete the last sentence of the first paragraph in Section 6(e).

(i)  TRANSFER: Section 7 is deleted and replaced with the following:

          " TRANSFER

          (a)  Neither the interests nor obligations of either party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise and whether by way of security or otherwise), charged or the subject of any trust or other fiduciary obligation (other than, in respect of Party B, the trusts and fiduciary obligations created pursuant to the Master Trust Deed and any charge created by the Relevant Security Trust Deed). Any action by a party which purports to do any of these things is void.

          (b)  Nothing in this Section 7:

               (i)  restricts the parties agreeing to a novation of the
                    interests and obligations of a party in or under this
                    Agreement (including any Transaction) including, but not
                    limited to, for the purposes of giving effect to a transfer under section 6(b)(ii);

               (ii) restricts a transfer by a party or any part of its interest in any amount payable to it from a Defaulting Party under
                    Section 6(e);

               (iii)restricts a transfer by a party after the other party has agreed to the variation of this Agreement to the extent
                    necessary to permit such transfer; or

               (iv) restricts a transfer by a Security Trustee pursuant to the exercise of its powers under a Relevant Security Trust Deed.

     (c)  Unless otherwise agreed by the parties, Standard & Poor's Ratings
          Group, Moody's Investors Service and Fitch Ratings, any transfer or assignment pursuant to this Section 7 must be made to an entity of which each of these rating agencies have confirmed will not result in a reduction or withdrawal of the then rating for any outstanding Bonds or Notes (as the case may be) by each of those rating agencies.

     (d)  Each party acknowledges that the other party enters into this
          Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is fundamental to the terms of this Agreement
          (including each Transaction)."

(j)  MISCELLANEOUS: In Section 9(b):

     (i)  the first word "No" is replaced with:

          "Except to the extent that the entering into of each Transaction takes effect as an amendment to this Agreement (in the manner and subject to the qualification referred to in Section 1(c), as varied by this
          Schedule), no"; and

     (ii) add at the end of Section 9(b):

          "Any amendment made under this Section 9(b) may only be made after
          Standard & Poor's Ratings Group, and Moody's Investors Service and
          Fitch Ratings have confirmed in writing that such proposed amendment will not result in a reduction or withdrawal of the then rating of any outstanding Bonds or Notes (as the case may be) by each of those rating agencies."

                                                                              14

(k)  NOTICES: In Section 12:

     (i)  delete the following words where they appear on lines 2 and 3 of
          Section 12(a):

          "(except that a notice or other communication under Sections 5 or 6 may not be given by facsimile transmission or electronic messaging system)"; and

     (ii) delete paragraph (iii) of Section 12(a) and insert instead:

          "(iii) if sent by facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;".

(l)  DEFINITIONS: In Section 14:

     (i)  Section 14 is renumbered as Section 14(a)

     (ii) Delete the definition "Affected Transactions" and insert the following:

          "AFFECTED TRANSACTIONS" means all Transactions.

     (iii)insert the following new definitions:

          "INFORMATION MEMORANDUM" means the Information Memorandum prepared by
          Party C in relation to a Securitisation Fund.

          "MASTER TRUST DEED" means a Master Trust Deed dated 4 July 1994 (as amended and restated) made between Party C (formerly called
          Superannuation Members' Home Loans Limited) as manager and Party B as trustee, pursuant to which the trust funds, collectively known as the
          "Superannuation Members' Home Loans Trusts" are constituted.

          "RELEVANT SECURITY TRUST DEED" means the relevant security trust deed created by Party B, in its capacity as trustee of the Relevant
          Securitisation Fund, granting security over the assets of that fund to secure the obligations of Party B as trustee of the relevant
          Securitisation Fund.

          "RELEVANT SECURITISATION FUND" means, in relation to a Transaction, the Securitisation Fund specified in the Confirmation relating to that
          Transaction.

          "SECURITISATION FUNDS" means the Securitisation Funds created under the Master Trust Deed from time to time, and "SECURITISATION FUND"
          means any of them.

          "SUPPLEMENTARY BOND TERMS NOTICE" has the meaning given to it in the
          Master Trust Deed.

          "WILFUL DEFAULT" in relation to Party B means a wilful default of the
          Master Trust Deed or the Relevant Security Trust Deed (as the case may
          be) by Party B:

          (i)  other than a default which:

               (A)  arises out of a breach of a Transaction Document by a person other than Party B;

               (B)  arises because some other act or omission is a precondition to the relevant act or omission of Party B, and that other act or omission does not occur;

               (C)  is in accordance with a lawful court order or direction or is required by law; or

               (D)  is in accordance with an instruction or direction given to it by any person in circumstances where that person is
                    authorised to do so by any Transaction Document; and

                                                                              15

          (ii) in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) incurred in
               complying with the Master Trust Deed or the Relevant Security
               Trust Deed (as the case may be) from the Fund.

          (iii) A reference to the "fraud", "negligence" or Wilful Default of
               Party B means the fraud, negligence or Wilful Default of Party B and of its officers or employees, but not of its agents or delegates, unless Party B is liable for the acts or omissions of such other person under the terms of the Master Trust Deed or the
               Relevant Security Trust Deed (as the case may be).

     (iv) Insert the following new Section 14(b) after Section 14(a);

          "(b) Unless otherwise defined herein, terms defined in the Master
               Trust Deed and the Relevant Security Trust Deed (as the case may
               be) have the same meaning where used in this Agreement."

     (v)  Each of the following expressions has the meaning given to them in the
          Supplementary Bond Terms Notice:

          "INVESTED AMOUNT"
          "NOTES"
          "NOTEHOLDER"
          "NOTE TRUSTEE"

     (vi) Where in this Agreement a word or expression is defined by reference to another Transaction Document or there is a reference to another
          Transaction Document or to a provision of another Transaction
          Document, any amendment to the meaning of that word or expression or to that other Transaction Document will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by all parties to this Agreement.

(m)  MASTER TRUST DEED AND RELEVANT SECURITY TRUST DEED:

     Party B and Party C acknowledge and agree that:

     (a)  this Agreement and all Transactions under it constitute Secured
          Documents under each Relevant Security Trust Deed; and

     (b)  Party A is a Secured Creditor under each Relevant Security Trust Deed;
          and

     (c)  Party B's obligations under this Agreement and each Transaction under it constitute Secured Moneys under each Relevant Security Trust Deed;

     (d)  this Agreement is an "Interest Hedge" and a "Transaction Document" and
          Party A is an "Interest Hedge Provider" in respect of the Relevant
          Securitisation Fund.

(n)  Party B also represents to Party A the representations in (ii) and (iii)
     below (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that:

     (i)  TRUST VALIDLY CREATED. Each Origination Fund and Securitisation Fund
          (as the case may be) will and has been validly created and is in existence at the time a Transaction is entered into in relation to that Origination Fund or Securitisation Fund (as the case may be).

     (ii) SOLE TRUSTEE. Party B has been validly appointed as trustee and is presently the sole trustee of each Origination Fund and Securitisation
          Fund (as the case may be).

     (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to
          Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of each Origination
          Fund or Securitisation Fund (as the case may be).

     (iv) POWER. Party B has power under the Master Trust Deed to enter into this Agreement and each Relevant Security Trust Deed in its capacity as trustee of each Origination Fund and Securitisation Fund (as the case may be).

(o)  TRUSTEE PROVISIONS: Insert the following new Section 15 after Section 14:

     "15 CAPACITY OF PARTY B AND SEGREGATION OF FUNDS

          (a)  Party B enters into this agreement only in its capacity as trustee of each relevant Fund established under the Master Trust
               Deed from time to time and in no other capacity. A liability arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the assets of the Fund out of which
               Party B is actually indemnified for the liability. This
               limitation of Party B's liability applies despite any other provision of this Agreement (except as noted in this Section 15)
               and extends

                                                                              16

               to all liabilities and obligations of Party B in any way
               connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

          (b)  The parties other than Party B may not sue Party B in any capacity other than as trustee of the relevant Fund or seek the appointment of a receiver (except in relation to the assets of the Fund), a liquidator, an administrator or any similar person to Party B or prove in any liquidation, administration or
               arrangement of or affecting Party B (except in relation to the assets of the Fund).

          (c)  The provisions of this Section 15 shall not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed or by operation of law there is a reduction in the extent of Party B's
               indemnification out of the assets of the relevant Fund, as a result of Party B's fraud, negligence or Wilful Default.

          (d)  It is acknowledged that Party C is responsible under the Master
               Trust Deed for performing a variety of obligations relating to the Funds, including under this Agreement. No act or omission of
               Party B (including any related failure to satisfy its obligations or breach of representation or warranty under this Agreement)
               will be considered fraud, negligence or Wilful Default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any failure by Party C or any other person to fulfil its obligations relating to the Funds or by any other act or omission of Party C or any other person.

          (e)  Party B is not obliged to do or refrain from doing anything under this Agreement (including incurring any liability) unless Party
               B's liability is limited in the same manner as set out in
               paragraphs (a) to (c) of this Section 15.

          (f)  Without limiting the generality of Sections 15(a) to (e)
               inclusive, the provisions of this Agreement shall have effect severally in respect of each Fund and shall be enforceable by or against Party B in its capacity as trustee of each such Fund as though a separate Agreement applied between Party A and Party B for each of Party B's said several capacities, to the intent that
               (inter alia):

               (i)  unless the context indicates a contrary intention, each reference to "Party B" in this Agreement shall be construed as a several reference to Party B in its respective
                    capacities as trustee of each Fund;

               (ii) this Agreement together with each Confirmation relating to a particular Fund will form a single separate agreement
                    between Party A, Party C in its capacity as manager of that
                    Fund and Party B in its capacity as trustee of that Fund and references to the respective obligations (including
                    references to payment obligations generally and in the
                    context of provisions for the netting of payments and the
                    calculation of amounts due on early termination) of Party A and Party B shall be construed accordingly as a several
                    reference to each mutual set of obligations arising under
                    each such separate agreement between Party A and Party B in its several capacities as trustee of each Fund and Party C in its several capacities as Manager of each Fund;

               (iii) representations made and agreements entered by the parties under this Agreement are made and entered in the case of
                    Party B severally by Party B in its respective capacities as trustee of each Fund and, in the case of Party C, made and entered severally by Party C in its respective capacities as manager of each Fund and may be enforced by Party B or Party
                    C (as the case requires) against Party A severally in Party
                    B's or Party C's (as the case requires) said several
                    capacities;

               (iv) rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against
                    Party B severally in Party B's respective capacities as
                    trustee of each Fund, and against Party C severally in Party
                    C's respective capacities as manager of each Fund and only accrue to Party B against Party A severally in Party B's
                    said several capacities and only accrue to Party C against
                    Party A severally in Party C's said several capacities; and

               (v)  without limiting Section 15(f)(iv), the occurrence of an
                    Event of Default or Termination Event in respect of one Fund shall not in itself constitute an Event of Default or
                    Termination Event in respect of any other Fund.

               (vi) No attorney, agent, receiver or receiver and manager
                    appointed in accordance with this Agreement has authority to act on behalf of Party B in a way which exposes Party B to any personal liability and no act or omission of any such
                    person will be considered fraud, negligence or Wilful
                    Default of Party B for the purpose of paragraph (c) of this
                    Section 15.

                                                                              17

               (vii) Subject to the provisions related to deemed receipt of notices and other communications under this Agreement, Party
                    B will only be considered to have knowledge or awareness of, or notice of, any thing, or grounds to believe any thing, by virtue of the officers of Party B having day to day
                    responsibility for the administration or management of Party
                    B's obligations in relation to each relevant Fund having
                    actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and
                    similar references will be interpreted in this way). In
                    addition, notice, knowledge or awareness of an Event of
                    Default or other default (howsoever described) means notice, knowledge or awareness of the occurrence of the events or
                    circumstances constituting that Event of Default or other
                    default (as the case may be).

               (viii) In this Agreement, except where expressly provided to the contrary:

                    (i)  a reference to Party B is a reference to Party B in its capacity as trustee of each relevant Fund only, and in
                         no other capacity; and

                    (ii) a reference to the undertaking, assets, business, money or any other thing of or in relation to Party B is a
                         reference to such undertaking, assets, business, money
                         or other thing of or in relation to Party B only in its
                         capacity as trustee of each relevant Fund only, and in
                         no other capacity.

               (ix) The provisions of this Section 15:

                    (i)  are paramount and apply regardless of any other
                         provision of this Agreement or any other instrument,
                         even a provision which seeks to apply regardless of any
                         other provision;

                    (ii) survive and enure beyond any termination of this
                         Agreement for any reason; and

               (x)  are not severable from this Agreement."

5.2  ADDITIONAL PROVISIONS

(a)  ISDA DEFINITIONS. Reference is hereby made to the ISDA Definitions ("the
     1991 Definitions") and the 1998 Supplement to the 1991 Definitions
     (collectively the "ISDA Definitions"), as published by the International
     Swap and Derivatives Association, Inc., which are hereby incorporated by reference herein. Any terms used and not otherwise defined herein which are contained in the ISDA Definitions, shall have the meaning set forth therein.

(b)  SCOPE OF AGREEMENT. Notwithstanding anything contained in the Agreement to the contrary, if the parties enter into, or have entered into, any
     Specified Transaction, such Specified Transaction shall be subject to, governed by and construed in accordance with the terms of this Agreement unless the Confirmation relating thereto shall specifically state to the contrary. Each such specified Transaction shall be a Transaction for the purposes of this Agreement.

(c)  ROLE OF PARTY C:

     Party C:

     (i)  may on behalf of Party B arrange, enter into, and monitor Transactions and novations of Transactions, execute Confirmations, and exercise all other rights and powers of Party B hereunder;

     (ii) without limiting the generality of the foregoing, Party C, will issue, and receive, Confirmations, certificates and other communications to or by Party A hereunder;

     (iii) must provide copies of all Confirmations and notices given under the
          Master Novation Annex to Party B promptly upon receipt of such
          Confirmations and notices from Party A; and

     (iv) must provide to Party B, at the same time as the notice of the details of the loan pool allocation is provided to Party B, a notice of the details of any proposed Transaction or novation of Transaction.

     A failure of Party C to give notice to Party B under the above provisions will not of itself affect the validity of any Transaction or novation of
     Transaction. For the avoidance of doubt, a Transaction or novation of
     Transaction effected into by Party C on behalf of Party B as contemplated under this Agreement is binding on each of Party A, Party B and Party C.

(d)  PROCEDURES FOR ENTERING INTO TRANSACTIONS.

                                                                              18

     (i)  CONFIRMATION OF TRANSACTIONS. Transactions shall be created at the moment that the parties agree sufficient particulars for completion of a Confirmation. With respect to each Transaction entered into pursuant to this Agreement between Party A and Party B, Party A shall, on or promptly after the relevant Trade Date, send to Party B care of Party
          C a Confirmation confirming that Transaction and Party C shall on behalf of Party B promptly then confirm the accuracy of or request the correction of such Confirmation. Party C shall send to Party B a copy of such Confirmation.

     (ii) SPECIFICATION OF FUND. Each Confirmation regarding a Transaction must specify the name of the Origination Fund or Securitisation Fund (as the case may be) to which the Transaction relates.

(e)  INCONSISTENCY. In the event of any inconsistency between any of the following documents, the relevant document first listed below shall govern;
     (i) a Confirmation; (ii) this Agreement; and (iii) the ISDA Definitions.

(f)  FURTHER ASSURANCES: Each party shall, upon request by the other party (the
     "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(g)  INTEREST RATE CAPS, COLLARS AND FLOORS: For purposes of the determination of a Market Quotation for a Terminated Transaction in respect of which a party ("X") had, immediately prior to the designation or occurrence of the relevant Early Termination Date, no future payment obligations, whether absolute or contingent, under Section 2(a)(i) of this Agreement with respect of the Terminated Transaction, (i) the quotations obtained from
     Reference Market makers shall be such as to preserve the economic equivalent of the payment obligations of the party ("Y") that had, immediately prior to the designation or occurrence of the relevant Early
     Termination Date, future payment obligations, whether absolute or contingent, under Section 2(a)(i) of this Agreement with respect to the
     Terminated Transaction and (ii) if X is making the determination such amounts shall be expressed as positive amounts and if Y is making the determination such amounts shall be expressed as negative amounts.

(h)  OPTIONS: For the purposes of the determination of a Market Quotation for a
     Terminated Transaction that is identified as an Option, the quotations obtained from Reference Market-makes shall take into account, as of the relevant Early Termination Date, the economic equivalent of the right or rights granted pursuant to that Option which are or may become exercisable.

(i)  SEPTEMBER 1992 AUSTRALIA ADDENDUM NO. 6 FORWARD RATE AGREEMENTS: The
     September 1992 Australian Addendum No. 6 - A$ Forward Rate Agreements in
     the form of the copy attached to this Agreement is deemed to be incorporated in this Agreement.

(j)  Any reference to a:

     (i)  "Swap Transaction" in the 1991 Definitions (as supplemented by the
          1998 Supplement) (the "1991 Definitions") is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

     (ii) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purposes of interpreting the
          1991 ISDA Definitions (as supplemented by the 1998 Supplement) (the
          "1991 Definitions").

(k)  CONSENT TO RECORDING.

     Each Party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential Transaction and (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(l)  CONSENT TO INFORMATION DISCLOSURE.

     Each party hereby consents to the communication and disclosure of all information in respect of this Agreement, the Transactions and all matters incidental hereto and thereto by the other party to (i) any other branches of the other party; and (ii) all government and regulatory authorities as and when required by such government and regulatory authorities.

(m)  MASTER NOVATION ANNEX.

     From time to time Party C (on behalf of Party B), after notifying Party B of the proposed novation, may require the novation of one or more
     Transactions or a proportion of one or more Transactions from an
     Origination Fund or a Securitisation Fund to

                                                                              19

     an Origination Fund or a Securitisation Fund. Each such novation will be governed by the Master Novation Annex annexed to this Agreement unless otherwise agreed by Party A, Party B and Party C.

(n)  CONSOLIDATION OF TRANSACTIONS

     (i)  From time to time Party C (on behalf of Party B) may, in respect of a
          Securitisation Fund, request more than one Transaction to be consolidated into one Transaction by notifying Party A of the
          Transactions to be consolidated and Party A will issue a replacement
          Confirmation for that one consolidated Transaction in substitution for the original Confirmation for the Transaction.

     (ii) Each such consolidation will be on such terms and conditions as agreed by Party A, Party B and Party C.

     (iii) Party B and Party C agree to provide Party A with such financial and other information in relation to the consolidation as Party A reasonably requires.

(o)  RATINGS DOWNGRADE:

     (i)  If, as a result of the withdrawal or downgrade of its credit rating by a Rating Agency, Party A does not have any of the following:

     (a)  a long term credit rating of at least AA- by S & P;

     (b)  a short term credit rating of at least A-1+ by S & P;

     (c)  a short term credit rating of at least P-1 by Moody's

     (d)  a long term credit rating of at least A2 by Moody's;

     (e)  a short term credit rating of at least F1 by Fitch; or

     (f)  a long term rating of at least A by Fitch Ratings,

     (and in the case of a downgrade by Moody's or Fitch Ratings, such a downgrade would, except for this clause adversely affect the rating of the relevant securities), Party A shall:

          (A)  within 30 Business Days (or within such greater period as is agreed to in writing by the relevant Rating Agency) of a
               downgrade of its long term credit rating by S&P to not lower than
               A- together with a downgrade of its short term credit rating by
               S&P to not lower than A-1, or the downgrade of its long term credit rating by Moody's to not lower than A3, or a downgrade of its long term credit rating by Fitch Ratings to not lower than A together with a downgrade of its short-term credit rating by
               Fitch Ratings to not lower than F1, comply with sub-clause (i)(C)
               or (i)(D) below; or

          (B)  within 5 Business Days (or within such greater period as is agreed to in writing by the relevant Rating Agency) of any other such withdrawal or downgrade of Party A's short term or long term credit rating by the relevant Rating Agency not already covered in sub-clause (i)(A) above, comply with sub-clauses (i)(C) or
               (i)(D) below provided that paragraph (i)(C)(i) will not apply where the long term credit rating falls to BBB+ (or less) by
               Fitch Ratings and the short term credit rating falls to F2 (or less) by Fitch Ratings,

          (C)  (i)  In respect of each Transaction, lodge cash collateral (the
                    "Cash Collateral") with an Approved Bank to the account of
                    Party B (to be used by Party B solely for the purpose of
                    discharging Party A's obligations under the relevant
                    Transaction) in an amount equivalent to the Cash Collateral
                    Amount as defined in sub-clause (ii)(A) below. If on the
                    last Local Business Day in any subsequent week during the
                    life of the relevant Transaction the aggregate value of the
                    Cash Collateral lodged pursuant to this sub-clause falls
                    below the required Cash Collateral Amount (such shortfall
                    value hereinafter referred to as the "Shortfall"), Party A shall (on demand) provide such further Cash Collateral to
                    Party B equal to the Shortfall. Any interest earned on the
                    Cash Collateral shall accrue to Party A and will constitute additional Cash Collateral lodged by Party A (and must be
                    returned to Party A in accordance with sub-clauses
                    (i)(C)(ii) & (iii) below. Party A will pay any costs
                    associated with lodgment of the Cash Collateral;

               (ii) if on the last Local Business Day in any week during the life of the relevant Transaction the aggregate value of the
                    Cash Collateral lodged by Party A pursuant to sub-clause
                    (i)(C)(i) above (including any interest earned on the Cash
                    Collateral) exceeds the required Cash Collateral Amount (as determined pursuant to sub-clause (ii)(A) below) (such
                    excess value hereinafter referred to as the "Excess
                    Collateral"), Party A may give notice thereof to Party B

                                                                              20

                    requiring the return of the Excess Collateral. Party B must repay such Excess Collateral to Party A within three Local
                    Business Days of receipt of such notice;

               (iii) upon the occurrence of any of the following:

                    (a)  the subsequent upgrade of :

                    (i) either Party A's long term credit rating by S&P to at
                    least AA- or its short term credit rating by S&P to at least
                    A-1+ ; and

                    (ii) the upgrade of its long term credit rating by Moody's to at least A2 and short term credit rating to at least P-1 by Moody's and an upgrade of its long term credit rating by
                    Fitch Ratings to at least A and short-term credit rating to at least F1; or

                    (b)  the termination, cessation or conclusion of the
                         relevant Transaction to which it relates,

                         Party A may give notice thereof to Party B requiring
                         the return of any Cash Collateral lodged by Party A
                         pursuant to sub-clause (i)(C)(i) above (including any
                         interest earned on the Cash Collateral) and not
                         previously returned to Party A pursuant to sub-clause
                         (i)(C)(ii) above. Party B must, with the approval of
                         the Rating Agencies (such approval not to be
                         unreasonably withheld), repay all such Cash Collateral
                         to Party A within three Local Business Days of receipt
                         of such notice from Party A.

          (D)  At the cost of Party A, enter into an agreement novating this
               Agreement and each relevant Transaction to a replacement
               counterparty proposed by any of Party A, Party B or the Manager
               (if any) and which each Rating Agency has confirmed will result in there not being a withdrawal or downgrade of any credit rating, assigned by it, to the Bonds or Notes (as the case may
               be) or enter into such other arrangements which each Rating
               Agency has confirmed will result in there not being a withdrawal or downgrade of any credit rating assigned by it to the Bonds or
               Notes (as the case may be). Party B shall return to Party A all
               Cash Collateral lodged by Party A pursuant to sub-clause
               (i)(C)(i) above and not previously returned to Party A pursuant to sub-clause (i)(C)(ii) above within one Local Business Day of such novation or other arrangement (as the case may be).

     (ii) For the purpose of this paragraph (o):

          (A)  CASH COLLATERAL AMOUNT means an amount equal to the greater of the following:

                    (1)  zero;

                    (2)  CR in the case of single currency interest rate
                         Transactions and CCR in the case of cross currency
                         interest rate Transactions; and

                    (3)  an amount acceptable to Moody's and Fitch and
                         sufficient to maintain the credit rating assigned to
                         the Bonds or Notes (as the case may be) by Moody's and
                         Fitch immediately prior to the review of Party A's
                         credit rating; and

          (B)  APPROVED BANK means, in the case of single currency interest rate transactions a Bank which has a short-term rating of at least
               A-1+ (S&P), P-1 (Moody's) and F1 (Fitch Ratings) and in the case of cross currency interest rate Transactions, a Bank which is located outside Australia which has a short-term rating of at least A-1+ (S&P), P-1 (Moody's) and F1 (Fitch Ratings). The
               Approved Bank must be an entity that each Rating Agency confirms will not affect the rating of the Bonds or Notes (as the case may
               be).

     (iii) For the purpose of paragraph (ii)(A),

               CCR means CR x 1.030; and

               CR means MTM + VB

               MTM means the mark-to-market value of the swap. Party A will have to mark the swap to market and post collateral on a weekly basis, with a grace period of 3 days. The mark-to-market value should reflect the higher of 2 bids from counterparties that will be eligible and willing to provide the swap in the absence of Party
               A.

                                                                              21

               VB means the volatility buffer, being the relevant percentage of the Notional Amount of the relevant Transaction calculated from the following table:

                              VOLATILITY BUFFER (%)

                                          TRANSACTIONS WITH
                 TRANSACTIONS WITH       MATURITIES OF MORE      TRANSACTIONS WITH
COUNTERPARTY   MATURITIES OF UP TO 5   THAN 5 YEARS AND UP TO   MATURITIES OF MORE
   RATING              YEARS                  10 YEARS             THAN 10 YEARS
------------   ---------------------   ----------------------   ------------------

      A+               1.05                    1.75                     3.0
      A                1.35                    2.45                     4.5
     A-1                1.5                    3.15                     6.0

(p)  RESTRICTED TERMINATION RIGHTS

     Add a new Section 6(aa) as follows:

     "(AA) RESTRICTED TERMINATION RIGHTS

          (i)  TERMINATION BY PARTY B: Party B must not designate an Early
               Termination Date without the prior written consent of the Note
               Trustee (if applicable).

          (ii) CONSULTATION: Each Party may only designate an Early Termination
               Date following prior consultation with the other Party as to the timing of the Early Termination Date. Subject to its duties under the Master Trust Deed and the Supplementary Bond Terms Notice,
               Party B may exercise its rights only on the instructions of the
               Note Trustee (if applicable) and only after consultation between
               Party A and the Note Trustee (if applicable). Party B may only designate an Early Termination Date at the direction of Party C.

          (iii) PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

               (a)  Notwithstanding Part 1(c)(ii) of this Schedule, Party A may designate an Early Termination Date if it is an Affected
                    Party following a Tax Event but only if all Bonds or Notes
                    (as the case may be) will be redeemed at the full amount of the Invested Amount (or if the Bondholders or Noteholders
                    (as the case may be) by Extraordinary Resolution have so
                    agreed, at a lesser amount) together with accrued interest to (but excluding) the date of redemption.

               (b)  If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and
                    obligations under this Agreement and each Transaction to an
                    Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that each
                    Designated Rating Agency has confirmed in writing that the transfer will not result in a reduction, qualification or
                    withdrawal of the credit ratings then assigned by them to
                    the Bonds or Notes (as the case may be).

          (iv) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any payment by
               Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax,
               Party B will endeavour to procure the transfer of its obligations under this Agreement in respect of each Affected Transaction to a third party, which is incorporated in another jurisdiction, approved by Party A and the Note Trustee (if applicable) and in respect of which the Rating Agencies confirm that such transfer to such party will not cause a reduction or withdrawal of the rating of the Bonds or Notes (as the case may be)".

(q)  Section 6 is amended by replacing "20 days" in line 3 with "5 local business days".

(r)  APPOINTMENT OF MANAGER. Party A acknowledges that under the Master Trust
     Deed the Manager is appointed manager of the Relevant Securitisation Fund with the powers set out in and upon and subject to the terms of, the Master
     Trust Deed.

IN WITNESS WHEREOF the parties have executed this Schedule on the respective dates specified below with effect from the date specified on the first page of this Agreement.

                                                                              22

WESTPAC BANKING CORPORATION             PERPETUAL TRUSTEES AUSTRALIA LIMITED

-----------------------------------     ----------------------------------------
Name:                                   Name:
Title:                                  Title:
Date:                                   Date:

-----------------------------------     ----------------------------------------
Name:                                   Name:
Title:                                  Title:
Date:                                   Date:

ME PORTFOLIO MANAGEMENT LIMITED

-----------------------------------
Name:
Title:
Date:

-----------------------------------
Name:
Title:
Date:

                                                                              23

                              MASTER NOVATION ANNEX

This Master Novation Annex is annexed to and forms part of the ISDA Master
Agreement ("Agreement") dated as of 2001 between Westpac Banking Corporation as
Party A, Perpetual Trustees Australia Limited (in its capacity as trustee of various Origination Funds and Securitisation Funds established from time to time under the Master Trust Deed) as Party B and ME Portfolio Management Limited as
Party C.

1.   DEFINITIONS

     (a) In this Annex:

     "NOVATION CONFIRMATION" means the form of novation confirmation set out in the Schedule to this Annex.

     "NOVATION DATE" means, in relation to a Transaction, the date the novation of that Transaction or proportion of that Transaction becomes effective.

     "RELEVANT ORIGINATION FUND" means, in relation to a Transaction, Party B in its capacity as trustee of the Origination Fund, from or to, which that
     Transaction or proportion of that Transaction is to be novated.

     "RELEVANT SECURITISATION FUND" means in relation to a Transaction, Party B in its capacity as trustee of the Securitisation Fund, from or to, which that Transaction or proportion of that Transaction is to be novated.

     "TRANSFEROR FUND" means, as the case may be, either a Relevant
     Securitisation Fund or Relevant Origination Fund.

     "TRANSFEREE FUND" means, as the case may be, either a Relevant
     Securitisation Fund or Relevant Origination Fund.

     (b) Terms not other wise defined in this Annex have the same meaning as in the Agreement

2.   CONSIDERATION

     Each novation of a Transaction or proportion of a Transaction under this
     Annex constitutes, without the need for anything further, a binding agreement on the part of each of the Relevant Origination Fund, the
     Relevant Securitisation Fund, Party A and Party C that the consideration constituted by the releases and obligations given and undertaken respectively pursuant to this annex, together with such consideration as may be provided under the Master Trust Deed or elsewhere, in respect of the novation of that Transaction or proportion of that Transaction and any other dealing or transaction that occurs in conjunction with that novation, comprises adequate commercial consideration for their respective releases and obligations under this Annex in relation to the novation of that
     Transaction.

3.   NOVATION FROM TRANSFEROR FUND TO TRANSFEREE FUND

3.1  RELEASE OF TRANSFEROR FUND

     On and from the Novation Date for a Transaction or proportion of a
     Transaction, the Transferor Fund, Party A and Party C in its capacity as manager of that Transferor Fund will have no further rights against, or obligations to, each other in connection with that Transaction or proportion of that Transaction.

3.2  ASSUMPTION BY TRANSFEREE FUND

     On the Novation Date for a Transaction or proportion of a Transaction, the
     Transferee Fund and Party C in its capacity as manager of that Fund are deemed to undertake to Party A that they will duly observe and perform and totally assume all the obligations of the Transferor Fund and Party C respectively under that Transaction or proportion of that Transaction, the time for performance of which is on or after the Novation Date as if the
     Transferee Fund had been named originally as a party to that Transaction or proportion of that Transaction instead of the Transferor Fund.

3.3  ACKNOWLEDGEMENT BY WESTPAC BANKING CORPORATION

     On the Novation Date for a Transaction, or proportion of that Transaction,
     Party A is deemed to undertake and acknowledge to the Transferee Fund and
     Party C in its capacity as manager of the Transferee Fund that the
     Transferee Fund and Party C in its capacity as manager of the Transferee
     Fund (as the case may be) are on and from the Novation Date respectively entitled to all the rights and entitlements of the Transferor Fund and
     Party C in its capacity as manager of the Transferor

                                                                              24

     Fund under that Transaction or proportion of that Transaction to the extent that such rights and entitlements arise or accrue on or after the Novation
     Date.

3.4  REFERENCES TO PARTY B AND PARTY C

     On and from the Novation Date for a Transaction or proportion of a
     Transaction, every reference in the Confirmation for that Transaction or proportion to "Party B" or the Transferor Fund is deemed to be a reference to Perpetual Trustees Australia Limited in its capacity as trustee of the
     Transferee Fund and every reference to Party C (if any) is deemed to be a reference to ME Portfolio Management Limited in its capacity as manager of the Transferee Fund.

4.   REPRESENTATIONS AND WARRANTIES

     On the Novation Date for a Transaction or proportion of a Transaction,
     Party C (in respect of the Transferor Fund) and Party A are deemed to represent and warrant that:

     (a)  (DUE PERFORMANCE): it has duly and punctually performed and observed all the terms and conditions of that Transaction on its part to be performed and observed;

     (b)  (NO DEFAULT): to the best of its knowledge and belief there is no default or any event which is, or with the lapse of time or expiry of notice or at the election of any person could become, an Event of
          Default or a Termination Event in relation to that Transaction;

     (c)  (NO AMENDMENT): other than as disclosed in writing prior to that
          Novation Date, the terms of that Transaction are fully disclosed in its Confirmation and have not been supplemented, amended or varied.

5.   AGREEMENT AND CONFIRMATION

5.1  AGREEMENT TO NOVATE

     A novation of a Transaction or proportion of a Transaction under this Annex becomes binding when Party A accepts (in its absolute discretion) in accordance with Section 5.2 a Novation Confirmation from Party C which sets out the Novation Date for that Transaction or proportion of a Transaction and the Transferee Fund to which it will be novated and is otherwise in the form of the Schedule to this Master Novation Annex. Party C shall provide to Party B a copy of the Novation Confirmation.

5.2  NOVATION CONFIRMATIONS

     As soon as practicable after a Novation Confirmation prepared in accordance with Section 5.1 of this Annex has been delivered by Party C to Party A and
     Party B, Party A must soon as reasonably practicable either (in its absolute discretion):

     (a)  accept the Novation Confirmation by confirming the accuracy of the
          Novation Confirmation by counter-signing and returning that Novation
          Confirmation to Party C; or

     (b)  request the correction of that Novation Confirmation and upon receipt of a corrected Novation Confirmation accept that corrected Novation
          Confirmation in the manner contemplated by Section 5.2(a) of this
          Master Novation Annex;

     (c)  reject the novation request constricted by the delivery of the
          Novation Confirmation.

                                                                              25

WESTPAC BANKING CORPORATION             PERPETUAL TRUSTEES AUSTRALIA LIMITED

-----------------------------------     ----------------------------------------
Name:                                   Name:
Title:                                  Title:
Date:                                   Date:

-----------------------------------     ----------------------------------------
Name:                                   Name:
Title:                                  Title:
Date:                                   Date:

ME PORTFOLIO MANAGEMENT LIMITED

-----------------------------------
Name:
Title:
Date:

-----------------------------------
Name:
Title:
Date:

                                                                              26

                      SCHEDULE TO THE MASTER NOVATION ANNEX

                              NOVATION CONFIRMATION

[Date]

TO:      WESTPAC BANKING CORPORATION ("PARTY A")

COPY TO: PERPETUAL TRUSTEES AUSTRALIA LIMITED, ACN 000 431 827 ("PARTY B")

FROM:    ME PORTFOLIO MANAGEMENT LIMITED, ACN 005 964 134 ("PARTY C")

NOVATION CONFIRMATION

The parties refer to the ISDA Master Agreement dated as of __________2001 made between Party A, Party B and Party C (the "MASTER AGREEMENT"). Unless the
context indicates a contrary intention, terms defined in the Master Agreement have the same meaning where used in this Novation Confirmation.

For the purposes of this Novation Confirmation:

a)   a reference to the Transferor Fund is a reference to [Name of Relevant
     Origination Fund/Relevant Securitisation Fund, as the case may be];

b)   a reference to the Relevant Transferee Fund is a reference to [Name of
     Relevant Origination Fund/Relevant Securitisation Fund, as the case may be]; and

c)   a reference to the Novation Date is a reference to [Insert Date].

The parties hereby confirm and agree that as of the Novation Date each of the
Transactions or proportion of the Transactions (the "NOVATED TRANSACTIONS")
referred to in the Schedule to this Novation Confirmation is novated from the
Transferor Fund to the Transferee Fund in accordance with the terms of the
Master Novation Annex.

                                    SCHEDULE

----------------------------------------------------------------------------------------------
                                         NOTIONAL   FIXED SWAP      CURRENT      PROPORTION OF
SERIAL NO.   TRADE DATE   FACILITY NO.    AMOUNT       RATE      FLOATING RATE    TRANSACTION
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

Aggregate Notional Amount:

Aggregate Fixed Swap Rate (being a weighted average calculated by reference to the Notional Amount of each Novated Transaction):

This Novation Confirmation supplements and forms part of the Master Agreement.

Confirmed as of the date first above written.

                                                                              27

For and on behalf of Party A

-----------------------------------          -----------------------------------
(Authorised Officer                          (Authorised Officer)

For and on behalf of Party C as attorney for Party B

-----------------------------------          -----------------------------------
(Authorised Officer                          (Authorised Officer)

For and on behalf of Party C

-----------------------------------          -----------------------------------
(Authorised Officer                          (Authorised Officer)

                                                                              28